Fees Summary	Nov. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	909.73
Total Transaction Valuation	6,587,439.00
Total Offset Amount	0.00
Net Fee	$ 909.73